                          AMENDMENT NO. 1
                          TO THE RESTATED
                       ANGELICA CORPORATION
                  STOCK BONUS AND INCENTIVE PLAN


     The Restated Angelica Corporation Stock Bonus and Incentive Plan (the "Plan") is amended, effective April 1, 1996, in the following particulars:


     Section 9.7 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT is deleted in its entirety and the following is substituted in lieu thereof:

     "Section 9.7 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. If the Participant's employment with all members of the Group is terminated by reason of the Participant's Retirement at age 62 or older, the Period of Restriction shall expire with respect to both the Matching Shares and Elected Shares and, except as otherwise provided pursuant to Section 9.3, the shares of Restricted Stock shall thereafter be free of restrictions and freely transferable."


     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on this 28th day of March, 1996.


                         ANGELICA CORPORATION


                         By   /s/ L. J. Young
                           ----------------------------------
                         Its Chairman of the Board


ATTEST:


/s/ Jill Witter
- -----------------------------